Exhibit 99.4

KLX ENERGY SERVICES HOLDINGS, INC.

FORM OF NOTICE OF GUARANTEED DELIVERY

RELATING TO SHARES SUBSCRIBED FOR PURSUANT

TO THE BASIC SUBSCRIPTION RIGHT AND OVER-SUBSCRIPTION PRIVILEGE

As set forth in KLX Energy Services Holdings, Inc.’s (the “Company”) prospectus supplement, dated August 24, 2026, together with the base prospectus, dated May 22, 2026, which forms a part of the Company’s effective Registration Statement on Form S-3, under “Description of the Rights Offering—Guaranteed Delivery Procedures,” this form (or one substantially equivalent hereto) may be used as a means of effecting the subscription and payment for shares of common stock, par value $0.01 per share, of the Company subscribed for pursuant to the basic subscription right and the over-subscription privilege. Such form may be delivered or sent by overnight delivery or first class mail to the subscription agent and must be received prior to 5:00 p.m., New York City time, on September 23, 2026, unless extended by the Company in its sole discretion (as it may be extended, the “Expiration Date”).

The subscription agent is:

If delivering by first class mail:	If delivering by registered, certified or express mail or overnight courier:
Computershare Trust Company, N.A.	Computershare Trust Company, N.A.
C/O Voluntary Corporate Actions; COY: KLXE	C/O Voluntary Corporate Actions; COY: KLXE
P.O. Box 43011	150 Royall Street Suite V
Providence, RI 02940-3011	Canton, MA 02021

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

The Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended), which may include (i) a commercial bank or trust company, (ii) a member firm of a domestic stock exchange or (iii) a savings bank or credit union, that completes this form must communicate the guarantee and the number of shares of common stock subscribed for pursuant to both the basic subscription right and the over-subscription privilege to the subscription agent and the subscription agent must receive this Notice of Guaranteed Delivery and full payment for all shares of common stock subscribed for pursuant to the basic subscription right and the over-subscription privilege at or prior to the Expiration Date, guaranteeing delivery to the subscription agent of a properly completed and duly executed Subscription Rights Certificate. The Subscription Rights Certificate must be received by the subscription agent at or prior to 5:00 p.m., New York City time, on the first business day after the date this Notice of Guaranteed Delivery is delivered to the subscription agent. Failure to timely and properly deliver this Notice of Guaranteed Delivery or to make the delivery guaranteed herein will result in a forfeiture of the subscription rights.

This Notice of Guaranteed Delivery shall not be used to guarantee signatures. If a signature on the Subscription Rights Certificate is required to be guaranteed by an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended) under the instructions to the Subscription Rights Certificate, the signature guarantee must appear in the applicable space provided in the signature box on the Subscription Rights Certificate.

GUARANTEE

The undersigned, an Eligible Guarantor Institution (as that term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended) guarantees delivery to the subscription agent at or prior to 5:00 p.m., New

York City time, on the first business day after the date this Notice of Guaranteed Delivery is delivered to the subscription agent of a properly completed and duly executed Subscription Rights Certificate.

KLX ENERGY SERVICES HOLDINGS, INC.

1.	Basic Subscription	Number of subscription rights exercised:		subscription rights

		Number of shares of common stock subscribed for pursuant to the basic subscription right for which you are guaranteeing delivery of the Subscription Rights Certificate:		shares
(subscription rights x 3.885)

		Total payment to be made or previously made in connection with basic subscription:	$
(shares × $1.49, the subscription price)

2.	Over-subscription Privilege	Number of shares of common stock subscribed for pursuant to the over-subscription privilege for which you are guaranteeing delivery of the Subscription Rights Certificate:		shares

		Total payment to be made or previously made in connection with over-subscription privilege:	$
(shares × $1.49, the subscription price)

3.	Totals	Total number of subscription rights exercised:		subscription rights

		Total number of shares of common stock subscribed for pursuant to the basic subscription right and over-subscription privilege for which you are guaranteeing delivery on the Subscription Rights Certificate:		shares

		Total payment to be made or previously made:	$

4.	Method of Delivery (Check one)

☐	Through the Depository Trust Company (“DTC”)

☐	Direct to Computershare Trust Company, N.A., as the subscription agent.

Please assign above a unique control number for each guarantee submitted. This number needs to be referenced on any direct delivery or any delivery through DTC.

Name of Firm

Authorized Signature

Name (Please print or type)

Title

DTC Participant Number

Contact Name

Address

City State Zip Code

Phone Number

Date